SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 19, 2001

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112

(Address of principal executive offices) (Zip Code)

(215) 448-1400

(Registrant’s telephone number)

Page 1 of 4 Pages
Exhibit Index on Page 4

Item 5. Other Events.

     On November 19, 2001, Lincoln National Corporation (“Lincoln”) and Lincoln National Capital V, a Delaware statutory business trust (the “Trust”), sold 6,900,000 7.65% Trust Preferred Securities, Series E (the “Series E TruPS”) of the Trust pursuant to an Underwriting Agreement and a Pricing Agreement relating to the Series E TruPS, each dated November 9, 2001, among Lincoln, the Trust, Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Warburg LLC. The Series E TruPS have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, as amended (No. 333-49201) (the “Registration Statement”) previously filed with the Securities and Exchange Commission under the Securities Act of 1933. The following exhibits are being filed herewith in connection with the offering of the Series E TruPS pursuant to the Registration Statement.

Item 7. Financial Statements and Exhibits.

(a)  Exhibits.

Exhibit
Number	Description

1.1	Underwriting Agreement dated November 9, 2001.

1.2	Pricing Agreement dated November 9, 2001 among Lincoln and Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Warburg LLC.

4.1	Amended and Restated Trust Agreement dated November 19, 2001, between Lincoln, as Depositor, and Bank One Trust Company, National Association, as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

4.2	Form of 7.65% Trust Preferred Security certificate.

4.3	Form of 7.65% Junior Subordinated Deferrable Interest Debentures, Series E.

4.4	Guarantee Agreement dated November 19, 2001, between Lincoln, as Guarantor, and Bank One Trust Company, National Association, as Guarantee Trustee.

8.1	Opinion of Sonnenschein Nath & Rosenthal with respect to certain tax matters.

Page 2 of 4 Pages

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By:	/s/ John L. Steinkamp

Name: John L. Steinkamp
Title: Vice President

Date: November 21, 2001

Page 3 of 4 Pages

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement dated November 9, 2001.

1.2	Pricing Agreement dated November 9, 2001 among Lincoln and Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc., First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and UBS Warburg LLC.

4.1	Amended and Restated Trust Agreement dated November 19, 2001, between Lincoln, as Depositor, and Bank One Trust Company, National Association, as Property Trustee, Bank One Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

4.2	Form of 7.65% Trust Preferred Security certificate.

4.3	Form of 7.65% Junior Subordinated Deferrable Interest Debentures, Series E.

4.4	Guarantee Agreement dated November 19, 2001, between Lincoln, as Guarantor, and Bank One Trust Company, National Association, as Guarantee Trustee.

8.1	Opinion of Sonnenschein Nath & Rosenthal with respect to certain tax matters.

Page 4 of 4 Pages